Exhibit 10.8


                            CLOSING ESCROW AGREEMENT


     This CLOSING ESCROW AGREEMENT (this "Agreement") is entered into and effective as of this 15th day of December, 2004, by and among KANSAS CITY SOUTHERN, a Delaware corporation ("KCS"), Kara Sub, Inc., a Delaware corporation, KCS Investment I, Ltd., a Delaware corporation, KCS Acquisition Subsidiary, Inc., a Delaware corporation, Caymex Transportation, Inc., a Delaware corporation, Grupo TMM, S.A., a SOCIEDAD ANONIMA organized under the laws of the United Mexican States ("UMS") ("TMM"), TMM Holdings, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the UMS and a subsidiary of TMM ("TMMH") and TMM Multimodal, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the UMS and a subsidiary of TMMH ("MM") (collectively, the "Parties") and The Bank of Nova Scotia Trust Company of New York (the "Escrow Agent").

     WHEREAS, the Parties are parties to the Amended and Restated Acquisition Agreement among the Parties and Grupo Transportacion Ferroviara Mexicana, S.A. de C.V. ("GTFM"), dated as of the date hereof (the "Acquisition Agreement");

     WHEREAS, pursuant to the Acquisition Agreement, certain funds, securities, documents and other property are to be deposited in escrow pending the closing of the transactions described in the Acquisition Agreement; and

     WHEREAS, the Parties desire to appoint the Escrow Agent to hold such funds, securities, documents and other property on the terms and subject to the conditions set forth in this Agreement and the Escrow Agent is willing to serve in such capacity;

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, it is hereby agreed by and among the Parties and the Escrow Agent as follows:

     1. APPOINTMENT AND DEPOSIT INTO ESCROW.

          (a) The Parties hereby appoint the Escrow Agent to serve as escrow agent hereunder. In accordance with and subject to the terms and provisions hereof, the Escrow Agent accepts such appointment and agrees to hold and distribute the cash, securities, documents and other property listed in sub-sections 1(b) and (c) below (collectively, the "Escrow Fund"), in accordance with the terms hereof.

          (b) Simultaneously with the execution hereof, the Parties, as required by the Acquisition Agreement, have deposited (or in the case of (ii) below, shall deposit) with the Escrow Agent, to be held by the Escrow Agent in a non-interest bearing escrow account and released only pursuant to the terms and conditions of this Agreement, the following:

               (i) US $100,000,000, by wire transfer to Account No.        ;
                                                                   --------

               (ii) US $100,000,000, within five (5) days after the date of this
          Agreement, by wire transfer to Account No.          ;
                                                     ---------
               (iii) a subordinated promissory note of KCS Acquisition Subsidiary, Inc. ("KCS Sub") in the principal amount of MXP $2,440,228,860 payable to MM (the "KCS Sub Note"), a copy of which is attached as Exhibit F hereto;

               (iv) a stock certificate representing 100 shares of the common stock of KCS Sub (the "KCS Sub Shares") issued in the name of MM;

               (v) two originally executed copies of the Subscription Agreement by and between KCS Sub and MM for the purchase by MM of the KCS Sub Shares, dated as of the date hereof (the "Subscription Agreement"), a copy of which is attached as Exhibit G hereto;

               (vi) the form of a certificate of merger (the "Certificate of Merger"), regarding the merger of KCS Sub with and into KCS under the Delaware G.C.L., a copy of which is attached as Exhibit H hereto;

               (vii) a stock certificate representing 18,000,000 shares of the common stock of KCS (the "KCS Shares") registered in the name of MM, which KCS Shares, although registered in the name of MM shall not be deemed issued or delivered by KCS, notwithstanding any other provision of this Agreement, until the issuance thereof has been approved by the stockholders of KCS, and the KCS Shares have been listed for trading on the New York Stock Exchange, in accordance with the requirements of that exchange, and such KCS Shares shall not be deemed issued or outstanding until so delivered;

               (viii) the Releases relating to the Acquisition Agreement Claims, of the persons listed on Exhibit A hereto, the form of which is attached as Exhibit I hereto;

               (ix) the Releases relating to the Management Claims, of the persons listed on Exhibit B, the form of which is attached as Exhibit J hereto;

               (x) the Releases relating to the Authority Litigation, of the persons listed on Exhibit C hereto, the form of which is attached as Exhibit K hereto;

               (xi) the Release of Jose Joaquin de Teresa y Polignac, the form of which is attached as Exhibit P hereto;

               (xii) the Release Resolutions, the form of which is attached as Exhibit D hereto;

               (xiii) the documents to effect dismissals of the Acquisition Agreement Claims, the Management Claims, and the Authority Litigation Claims, listed on Exhibit E hereto, the forms of which are attached as Exhibit L hereto (the "Dismissal Documents");

               (xiv) Stock Certificate No. 1 representing 25,500 shares of Series "A" Fixed Capital Stock of GTFM (the "GTFM Fixed Shares") issued in the name of MM, with executed stock powers attached;

               (xv) Stock Certificate No. 1 representing 3,842,901 shares of Series "A" Variable Capital Stock of GTFM (the "GTFM Variable Shares") issued in the name of MM, and together with the GTFM Fixed Shares, the "GTFM Shares"), with executed stock powers attached;

               (xvi) a subordinated promissory note of GTFM in the principal amount of MXP $2,440,228,860 payable to MM, duly endorsed for transfer (the "GTFM Note"), a copy of which is attached as Exhibit M hereto;

               (xvii) resolutions adopted by the Board of Directors of GTFM effecting the Capital Reduction, a copy of which is attached as Exhibit N hereto; and

               (xviii) revoked Powers of Attorney and new Powers of Attorney listed on Exhibit O hereto (the "Powers of Attorney").

     The Escrow Agent, upon receipt of written advice from both KCS and TMM (evidenced in each case by a writing signed by their respective Presidents
("Advice") that the Closing has occurred under the Acquisition Agreement (specifying the "Closing Date") and prior to release of the Escrow Fund in accordance with Section 3 below, shall date all undated documents deposited in the Escrow Fund as of the Closing Date.

     The Escrow Fund shall be held for the exclusive benefit of the Parties, their successors and assigns and no other person or entity shall have any right, title or interest therein, except as provided in Section 5(b).

     2. (a) All funds deposited in escrow hereunder shall be invested by the Escrow Agent in accordance with the instructions set forth in Appendix A hereto. All interest, gains, income and other distributions (collectively, "Interest") received on or with respect to the funds and any other assets, held pursuant to this Agreement (except for the GTFM Shares) shall be received for the benefit and distributed upon the written instructions, of KCS.

          (b) The Escrow Agent shall have no liability for any loss on investments made pursuant to this Agreement, including any loss on any investment required to be liquidated prior to maturity in order to make a payment required hereunder. Investments by the Escrow Agent pursuant to this Agreement shall be subject to availability. In no event shall the Escrow Agent be required to provide investment advice of any kind. Absent its receipt of any written investment instructions from KCS, the Escrow Agent shall have no obligation or duty to invest any funds held by it under this Agreement. All Interest shall be held by the Escrow Agent. The parties agree that, for tax reporting purposes, all Interest shall be reported as allocated to KCS.

          (c) KCS agrees to provide the Escrow Agent, upon execution and delivery of this Agreement, with a Form W-9 or Form W8-BEN, as the case may be.

          (d) The Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this Agreement, to deal with itself (in its individual capacity) or with any one or more of its affiliates.

     3. Promptly following receipt by the Escrow Agent of Advice from both KCS and TMM that the Closing has occurred under the Acquisition Agreement (specifying the Closing Date) or upon receipt of a final order, decree or judgment of a court, or an arbitration tribunal, of competent jurisdiction that distribution is otherwise ordered (and in the case of an arbitration tribunal, accompanied by a certificate signed by the President or a Vice-President (each, an "Appropriate Officer") of KCS and TMM stating that such arbitration was undertaken in accordance with Section 12.11 of the Acquisition Agreement), and accompanied by an opinion of counsel that such decree, order or judgment is final, the Escrow Agent shall take the actions specified in this Section 3; provided that such actions are not contrary to the terms of any such order, decree or judgment:

          (a) Deliver to MM the sum of $200,000,000, less the amount of the Documented Expenses (defined below) by wire transfer to an account that will be designated by MM to the Escrow Agent not less than 2 Business Days (defined below)prior to such transfer. As used herein, the term "Business Day" shall mean a day of the year on which national banks in New York, New York, are not required or permitted to be closed;

          (b) Deliver to KCS all Interest received on or with respect to the funds and any other assets held pursuant to this Agreement

          (c) Deliver to MM the KCS Sub Note;

          (d) Deliver to MM the certificate representing the KCS Sub Shares;

          (e) Deliver to each of KCS and TMM an executed copy of the Subscription Agreement;

          (f) Deliver to counsel designated by KCS the Certificate of Merger for execution and filing with the Secretary of State of Delaware, at such address as shall be provided to the Escrow Agent;

          (g) Deliver to MM the certificate representing the KCS Shares;

          (h) Deliver to KCS all of the certificates representing the GTFM Shares, with the executed stock powers attached;

          (i) Deliver to KCS Sub the GTFM Note;

          (j) Deliver to the parties identified in written instructions delivered from each of KCS and TMM to the Escrow Agent not less than 2 Business Days prior to the Closing the Releases, Dismissal Documents, Powers of Attorney, and Release Resolutions referenced above; and

          (k) Deliver to each of (i) JP Morgan Securities, (ii) Elek, Moreno-Valle y Asociados, S.A. de C.V., (iii) Martinez, Algaba, Estrella, de Haro y Galvan-Duque S.C., and (iv) Milbank, Tweed, Hadley & McCloy LLP, the amounts specified in their respective invoices for fees and expenses with respect to the Acquisition and related matters that have been received by the Escrow Agent not later than the second Business Day immediately prior to the Closing Date (the "Documented Expenses"), in each case by wire transfer to the accounts specified by such firms to the Escrow Agent not later than the second Business Day prior to the Closing Date.

     4. Promptly following receipt of Advice or a final order, decree or judgment of a court or an arbitration tribunal of competent jurisdiction (and in the case of an arbitration tribunal, accompanied by a certificate signed by the President or a Vice-President (each, an "Appropriate Officer") of KCS and TMM stating that such arbitration was undertaken in accordance with Section 12.11 of the Acquisition Agreement), and accompanied by an opinion of counsel that such order, decree or judgment is final, that the Acquisition Agreement has been terminated or that this Agreement is to be terminated, or, if no such Advice or order in accordance with Section 3 shall have been received the Escrow Agent by December 31, 2005, the Escrow Agent shall:

          (a) Deliver to KCS all funds then held pursuant to this Agreement, together with any Interest received on or with respect to the funds and with respect to any other assets held pursuant to this Agreement;

          (b) Deliver to KCS the KCS Sub Note;

          (c) Deliver to KCS all certificates representing the KCS Shares then held pursuant to this Agreement;

          (d) Deliver to KCS all certificates representing the KCS Sub Shares then held pursuant to this Agreement;

          (e) Destroy the executed copies held by it of the Subscription Agreement;

          (f) Deliver to KCS the Certificate of Merger;

          (g) Deliver to MM all certificates representing the GTFM Shares then held pursuant to this Agreement;

          (h) Deliver to MM the GTFM Note;

          (i) Deliver to KCS the Releases, Dismissal Documents, and Release Resolutions executed or prepared by it or its affiliates;

          (j)  Deliver  to  MM  the  Releases,   Dismissal  Documents,   Release
     Resolutions, and Powers of Attorney executed or prepared by it or its affiliates; and

          (k) Destroy the GTFM resolutions referenced in sub-section 1(b)(xvi) above.

     5. a) The Escrow Agent may act or refrain from acting in reliance upon any instructions, notice, certification, demand, consent, authorization, receipt, power of attorney or other writing delivered to it by any other party and believed by the Escrow Agent to be genuine without being required to determine the authenticity or validity thereof or the correctness of any facts stated therein. The Escrow Agent may act or refrain from acting in reliance upon any signature believed by it to be genuine, and may assume that any such person has been properly authorized to do so.

          (b) KCS and TMM, jointly and severally, agree to reimburse the Escrow Agent on demand for, and to indemnify and hold the Escrow Agent harmless against and with respect to, any and all loss, liability, damage or expense (including, without limitation, reasonable attorneys' fees, costs and disbursements) that the Escrow Agent may suffer or incur in connection with this Escrow Agreement in its performance hereunder or in connection herewith, except to the extent such loss, liability, damage or expense arises in the Escrow Agent's willful misconduct or gross negligence as adjudicated by a court of competent jurisdiction. The Escrow Agent shall have the right to apply the assets held by it in escrow hereunder, and any proceeds thereof, to the payment of any amounts owing to it by TMM or KCS hereunder upon one (1) Business Days' notice to TMM and KCS.

          (c) As between themselves, KCS and TMM agree that In the event that the Escrow Agent exercises its right to apply funds from the Escrow Fund to the payment of any amounts owing to it hereunder ("Escrow Agent Receivable") as a result of the failure of one of KCS or TMM to make payment in full of 50% of the Escrow Agent Receivable in accordance with
     Section 11 hereof, such non-paying Party shall promptly transfer to the account of the other Party in accordance with such other Party's instructions in immediately available funds an amount equal to the difference between 50% of the Escrow Agent Receivable and the amount, if any, actually paid by the non-paying Party to the Escrow Agent in respect of the Escrow Agent Receivable. In the event that the Escrow Agent exercises its right to apply funds from the Escrow Fund to the payment of the Escrow Agent Receivable as a result of the failure of both of KCS and TMM to make payment in full of 50% of the Escrow Agent Receivable in accordance with Section 11 hereof, each such non-paying Party shall promptly transfer to the account of the other Party in accordance with such other Party's instructions in immediately available funds an amount equal to the difference between 50% of the Escrow Agent Receivable and the amount, if any, actually paid by the non-paying Party to the Escrow Agent in respect of the Escrow Agent Receivable.

     6. (a) The Escrow Agent may consult legal counsel of its selection in the event of any dispute or question as to the meaning or construction of any of the provisions of this Agreement or its duties hereunder, including, without limitation, the validity of any order of any court or arbitration tribunal, and it shall incur no liability and shall be fully protected in acting or refraining from acting in accordance with the opinion and instructions of such counsel.

          (b) Each of the Parties  acknowledges and agrees that the Escrow Agent
     (i) shall not be deemed to have knowledge of the terms of, or be responsible for, any of the agreements referred to or described herein (including, without limitation, the Acquisition

     Agreement, but excluding this Agreement) or for determining compliance therewith and shall not otherwise be bound thereby and (ii) shall be obligated only for the performance of such duties as are specifically set forth in this Agreement on its part to be performed and no implied duties or obligations of any kind shall be read into this Agreement against the Escrow Agent.

     7. In the event of any disagreement between any of the Parties to this Agreement, any adverse claims or demands being made in connection with the subject matter of the escrow, or in the event that the Escrow Agent, in good faith, is in doubt as to what action it should take hereunder, the Escrow Agent may, at its sole option, refuse to comply with any claims and demands on it and retain in its possession without liability to anyone all or any of the property held by it hereunder, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists. The Escrow Agent shall not become liable in any way or to any person for its failure or refusal to act in such event, and the Escrow Agent shall be entitled to continue to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction or arbitration tribunal of competent jurisdiction (and in the case of an arbitration tribunal, accompanied by a certificate signed by an Appropriate Officer of KCS and TMM stating that such arbitration was undertaken in accordance with Section 12.11 of the Acquisition Agreement), accompanied by an opinion of counsel that such order, decree or judgment is final, or (ii) all differences shall have been resolved by agreement among all the interested persons, and Escrow Agent shall have been notified thereof in writing signed by all such persons. Escrow Agent shall have the option, after thirty (30) calendar days notice to the Parties, of its intention to do so, to file an action in interpleader requiring the Parties to answer and litigate any claims and rights among themselves. The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

     8. Notice to the Parties shall be given as provided below. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, a Sunday or a banking holiday in New York, such time shall be extended to the next day on which the Escrow Agent is open for business.

     9. The Escrow Agent may, in its sole discretion, resign and terminate its position hereunder at any time following thirty (30) calendar days written notice to the other Parties to the Escrow Agreement. Prior to the effective date of resignation specified in such notice, the Parties will jointly appoint a successor escrow agent. On the effective date of such appointment, the Escrow Agent shall deliver this Escrow Agreement together with any and all related instruments or documents and all of the funds, securities, documents and other assets held in escrow hereunder to any successor escrow agent selected in writing by Parties to this Agreement. If a successor escrow agent has not been appointed prior to the expiration of thirty (30) calendar days following the date of notice of such resignation, then (i) the Escrow Agent's sole responsibility after that time shall be to safekeep the property held in escrow by it hereunder until receipt by it of designation of a successor escrow agent and (ii) the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent, or other appropriate relief. Any such resulting appointment shall be binding upon all the Parties to this Agreement.

     10. The Parties to this Agreement may by mutual written agreement with a copy of such agreement forwarded to the Escrow Agent at any time substitute a new escrow agent by giving ten (10) days notice thereof to the Escrow Agent and paying all fees and expenses due to the Escrow Agent. Any such substitution shall terminate all obligations and duties of the Escrow Agent hereunder. On the effective date of such substitution, the Escrow Agent shall deliver this Agreement together with any and all related instruments or documents and all of the funds, securities, documents and other assets held in escrow hereunder to a successor escrow agent that the Parties have selected in writing.

     11. The Escrow Agent shall receive the fees provided in Appendix B hereto. Except as set forth in Section 5(b) above, the Escrow Agent shall not be permitted to utilize the Escrow Fund to cover any of its fees or expenses. As between themselves, KCS and TMM agree that all fees and expenses of the Escrow Agent shall be paid equally (50% by KCS and 50% by TMM).

     12. Any modification of this Agreement or any additional obligations assumed by any party hereto shall be binding only if evidenced by a writing signed by each of the parties hereto. Upon distribution in full of the Escrow Fund, this Agreement shall be thereupon terminated and of no further force or effect; provided that the provisions of Section 5(b) and 11 (for the period prior to such termination, resignation or substitution) shall survive the termination of this Agreement and the resignation or substitution of the Escrow Agent.

     13. This Agreement shall be governed by the laws of the state of New York in all respects. The Parties hereto irrevocably and unconditionally submit to the jurisdiction of a federal or state court located in New York, New York in connection with any proceedings commenced regarding this Agreement including but not limited to a interpleader proceeding or a proceeding for the employment of a successor escrow agent. The Parties irrevocably submit to the jurisdiction of such courts for the determination of all issues in such proceedings, without regard to any principles of conflicts of laws, and irrevocably waive any objection to venue or inconvenient forum.

     14. This Agreement may be executed in one or more counterparts, each of which counterpart shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

     15. Unless otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed given if (a) delivered in person, (b) transmitted by facsimile (with written confirmation), (c) mailed by certified or registered mail (return receipt requested) (in which case such notice shall be deemed given on the third day after such mailing) or (d) delivered by an express courier (with written confirmation) to the Parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         If to Grupo TMM:

         Grupo TMM, S.A.
         Avenida de la Cuspide, No. 4755
         Colonia Parques del Pedregal
         14010 Mexico, D.F.
         Attention:  Corporate Secretary

         CT Corporation
         1209 Orange Street
         Wilmington, Delaware 19801

         With a copy (which shall not constitute notice) to:

         Milbank, Tweed, Hadley & McCloy LLP
         One Chase Manhattan Plaza
         New York, New York 10005
         Attention:  Thomas C. Janson, Esq.

         If to KCS:

         By U.S. Mail:
         Kansas City Southern
         P.O. Box 219335
         Kansas City, MO 64121-9335
         Attention:  Senior Vice President and General Counsel

         By Delivery Service:
         Kansas City Southern
         427 West 12th Street
         Kansas City, MO 64105
         Attention:  Senior Vice President and General Counsel

         With a copy (which shall not constitute notice) to:

         Sonnenschein Nath & Rosenthal LLP
         4520 Main Street, Suite 1100
         Kansas City, MO 64111
         Attention:  John F. Marvin, Esq.

         If to the Escrow Agent:

         The Bank of Nova Scotia Trust Company of New York
         One Liberty Plaza
         New York, NY  10006
         Attention John Neylan

         With a copy to (which shall not constitute notice) to:

         Shearman & Sterling LLP
         599 Lexington Avenue
         New York, NY  10022
         Attention:  Helen Doo

Any Party hereto may from time to time change its address for notices under this
Section 15 giving at least ten (10) days' notice of such changed address to the other Parties hereto.

     WITNESS WHEREOF, the Parties and the Escrow Agent have executed this Agreement as of the date first above written.

                           KANSAS CITY SOUTHERN


                           By:  /s/ Robert B. Terry
                                ------------------------------------------
                           Name:   Robert B. Terry
                           Title:  Senior Vice President & General Counsel


                           KARA SUB, INC.


                           By:  /s/ Ronald G. Russ
                                ------------------------------------------
                           Name:   Ronald G. Russ
                           Title:  Vice President


                           KCS INVESTMENT I, LTD.


                           By:  /s/ Ronald G. Russ
                                ------------------------------------------
                           Name:   Ronald G. Russ
                           Title:  Vice President


                           KCS ACQUISITION SUBSIDIARY, INC.


                           By:  /s/ Ronald G. Russ
                                ------------------------------------------
                           Name:   Ronald G. Russ
                           Title:  Vice President

                           CAYMEX TRANSPORTATION, INC.


                           By:  /s/ Jay M. Nadlman
                                ------------------------------------------
                           Name:   Jay M. Nadlman
                           Title:  Vice President & Secretary


                           GRUPO TMM, S.A.


                           By:  /s/ Jose F. Serrano Segovia
                                ------------------------------------------
                           Name:  Jose Francisco Serrano Segovia
                           Title: Attorney in Fact


                           By:  /s/ Javier Segovia Serrano
                                ------------------------------------------
                           Name:  Javier Segovia Serrano
                           Title: Attorney in Fact


                           TMM HOLDINGS, S.A. de C.V.


                           By:  /s/ Jose F. Serrano Segovia
                                ------------------------------------------
                           Name:  Jose Francisco Serrano Segovia
                           Title: Attorney in Fact


                           By:  /s/ Javier Segovia Serrano
                                ------------------------------------------
                           Name:  Javier Segovia Serrano
                           Title: Attorney in Fact

                           TMM MULTIMODAL, S.A. de C.V.


                           By:  /s/ Jose F. Serrano Segovia
                                ------------------------------------------
                           Name:  Jose Francisco Serrano Segovia
                           Title: Attorney in Fact


                           By:  /s/ Javier Segovia Serrano
                                ------------------------------------------
                           Name:  Javier Segovia Serrano
                           Title: Attorney in Fact





                           The Bank of Nova Scotia Trust Company of New York


                           By:  /s/ Andrew Bicker
                                ------------------------------------------
                           Name:  Andrew Bicker
                           Title: Associate Director

                                   APPENDIX A
                         [INSTRUCTIONS TO ESCROW AGENT]

                                   APPENDIX B
                                     [FEES]

                                    EXHIBIT A
                [RELEASED PERSONS (ACQUISITION AGREEMENT CLAIMS)]

                                    EXHIBIT B
                     [RELEASED PERSONS (MANAGEMENT CLAIMS)]

                                    EXHIBIT C
                 [RELEASED PERSONS (AUTHORITY AGREEMENT CLAIMS)]

                                    EXHIBIT D
                              [RELEASE RESOLUTIONS]

                                    EXHIBIT E
                            [CLAIMS TO BE DISMISSED]

                                    EXHIBIT F
                             [FORM OF KCS SUB NOTE]

                                    EXHIBIT G
                        [FORM OF SUBSCRIPTION AGREEMENT]

                                    EXHIBIT H
                         [FORM OF CERTIFICATE OF MERGER]

                                    EXHIBIT I
                 [FORM OF ACQUISITION AGREEMENT CLAIMS RELEASE]

                                    EXHIBIT J
                       [FORM OF MANAGEMENT CLAIMS RELEASE]

                                    EXHIBIT K
                  [FORM OF AUTHORITY LITIGATION CLAIMS RELEASE]

                                    EXHIBIT L
                          [FORM OF DISMISSAL DOCUMENTS]

                                    EXHIBIT M
                             [FORM OF GTFM SUB NOTE]

                                    EXHIBIT N
                           [FORM OF GTFM RESOLUTIONS]

                                    EXHIBIT O
                              [POWERS OF ATTORNEY]

                                    EXHIBIT P
                           [FORM OF DE TERESA RELEASE]